                                                                 EXHIBIT 1.1


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JANUARY 1, 2000


Available Amount to Note Holders:                                                                  8,398,839.00

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertantly deposited in Collection Account                              -
(ii)        Indemnity Payments paid inadvertantly deposited in Collection Account                             -
(iii)       Aggregate of:
            (a) Unreimbursed Servicer Advances                                                                -
            (b) Servicer Fees from current and prior Collection Period                                75,937.54
            (c) Servicing Charges inadvertantly deposited in Collection Account                               -
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                             19,272.59
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                     -
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                           -
            Class A-2 Note Interest                                                                  192,131.99
            Class A-3 Note Interest                                                                  238,484.95
            Class A-4 Note Interest                                                                  331,522.69

(viii)      Class B-1 Note Interest                                                                   21,965.97
(ix)        Class B-2 Note Interest                                                                   14,229.99
(x)         Class B-3 Note Interest                                                                   18,680.05
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
            Class A-1 Principal Distribution Amount                                                           -
            Class A-2 Principal Distribution Amount                                                7,081,488.43
            Class A-3 Principal Distribution Amount                                                           -
            Class A-4 Principal Distribution Amount                                                           -
(xii)       Note Insurer Reimbursement Amount                                                                 -
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            153,945.40
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             76,972.69
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal            153,945.40
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                     -
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                              -
(xviii)     Remaining Amount to Residual Holder                                                       19,844.65


            Reviewed By:



--------------------------------------------------------------------------------
            E. Roger Gebhart
            Executive Vice President & Treasurer

FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JANUARY 1, 2000





                   Initial         Beginning          Base        Additional        Total           Ending        Ending
                  Principal        Principal        Principal     Principal       Principal       Principal     Certificate
  Class            Balance          Balance       Distribution   Distribution    Distribution       Balance       Factor
------------   ---------------  ---------------   -------------  -------------   ------------   --------------   ---------
Class A-1       70,687,140.00            -               -             -                -                -       0.0000000
Class A-2       53,856,869.00    41,996,062.42    7,081,488.43          -        7,081,488.43    34,914,573.99   0.6482845
Class A-3       52,510,447.00    52,510,447.00           -              -               -        52,510,447.00   1.0000000
Class A-4       70,687,140.00    70,687,140.00           -              -               -        70,687,140.00   1.0000000
               ---------------  ---------------   -------------  -------------   ------------   --------------   ---------
Total Class A  247,741,596.00   165,193,649.42    7,081,488.43          -        7,081,488.43   158,112,160.99   0.6382140
Class B-1        5,385,687.00     3,591,166.38      153,945.40          -          153,945.40     3,437,220.97   0.6382140
Class B-2        2,692,843.00     1,795,582.86       76,972.69          -           76,972.69     1,718,610.17   0.6382140
Class B-3        5,385,687.00     3,591,166.38      153,945.40          -          153,945.40     3,437,220.98   0.6382140
               ---------------  ---------------   -------------  -------------   ------------   --------------
Total          261,205,813.00   174,171,565.03    7,466,351.92          -        7,466,351.92   166,705,213.11

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of December 31, 1999                                2,401,501.13
     Investment earnings on amounts in Collection Account                                  15,940.06
     Payments due Collection Account from last 3 business days of Collection Period       904,978.87
     Additional contribution for terminated trade-ups and rebooked leases                  35,138.99
     Servicer Advance on current Determination Date                                     5,041,279.95
                                                                                      --------------
       Available Funds on Payment Date                                                  8,398,839.00
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                              -
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             8,398,839.00
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                             -
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             8,398,839.00
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                           -
     Unreimbursed Servicer Advances paid                                                          -
                                                                                      --------------
       Unreimbursed Servicer Advances remaining unpaid                                            -
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             8,398,839.00
SERVICER FEES
     Servicer Fees due                                                                     75,937.54
     Servicer Fees paid                                                                    75,937.54
                                                                                      --------------
       Servicer Fees remaining unpaid                                                             -
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             8,322,901.46
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    -
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             8,322,901.46
PREMIUM AMOUNT
     Premium Amount due                                                                    19,272.59
     Premium Amount paid                                                                   19,272.59
                                                                                      --------------
       Premium Amount remaining unpaid                                                            -
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             8,303,628.87
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                416.67
     Indenture Trustee Fee paid                                                               416.67
                                                                                      --------------
       Indenture Trustee Fee remaining unpaid                                                     -
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             8,303,212.20

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2000


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
     Total Indenture Trustee Expenses due                                                         -
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                    75,000.00
                                                                                      --------------
     Total Indenture Trustee Expenses paid                                                        -
                                                                                      --------------
       Indenture Trustee Expenses unpaid                                                          -

  REMAINING AVAILABLE FUNDS                                                             8,303,212.20
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                      -
     Class A-2 Note Interest                                                              192,131.99
     Class A-3 Note Interest                                                              238,484.95
     Class A-4 Note Interest                                                              331,522.69
                                                                                      --------------
       Total Class A Interest due                                                         762,139.62
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             7,541,072.58
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                           21,965.97
     Class B-1 Note Interest paid                                                          21,965.97
                                                                                      --------------
       Class B-1 Note Interest remaining unpaid                                                   -
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             7,519,106.61
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                           14,229.99
     Class B-2 Note Interest paid                                                          14,229.99
                                                                                      --------------
       Class B-2 Note Interest remaining unpaid                                                   -
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             7,504,876.62
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                           18,680.05
     Class B-3 Note Interest paid                                                          18,680.05
                                                                                      --------------
       Class B-3 Note Interest remaining unpaid                                                   -
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             7,486,196.57
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                     7,081,488.43
     Class A Note Principal Balance as of preceding Payment Date                      165,193,649.42
                                                                                      --------------
     Class A Base Principal Distribution Amount paid                                    7,081,488.43
                                                                                      --------------
       Class A Base Principal Distribution Amount remaining unpaid                                -

     Class A-1 Note Principal Balance as of preceding Payment Date                                -
     Class A-1 Base Principal Distribution Amount paid                                            -
                                                                                      --------------
       Class A-1 Note Principal Balance after distribution on Payment Date                        -
                                                                                      --------------

     Remaining Class A Base Principal Distribution Amount                               7,081,488.43
                                                                                      --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2000


     Class A-2 Note Principal Balance as of preceding Payment Date                     41,996,062.42
     Class A-2 Base Principal Distribution Amount paid                                  7,081,488.43
                                                                                      --------------
       Class A-2 Note Principal Balance after distribution on Payment Date             34,914,573.99

     Remaining Class A Base Principal Distribution Amount                                         -
                                                                                      --------------

     Class A-3 Note Principal Balance as of preceding Payment Date                     52,510,447.00
     Class A-3 Base Principal Distribution Amount paid                                            -
                                                                                      --------------
       Class A-3 Note Principal Balance after distribution on Payment Date             52,510,447.00

     Remaining Class A Base Principal Distribution Amount                                         -
                                                                                      --------------

     Class A-4 Note Principal Balance as of preceding Payment Date                     70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                            -
                                                                                                  -
       Class A-4 Note Principal Balance after distribution on Payment Date             70,687,140.00

  REMAINING AVAILABLE FUNDS                                                               404,708.14

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                         -
     Note Insurer Reimbursement Amount paid                                                        -
                                                                                      --------------
     Note Insurer Reimbursement Amount remaining unpaid                                            -
  REMAINING AVAILABLE FUNDS                                                               404,708.14

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                      3,591,166.38
     Class B-1 Base Principal Distribution due                                            153,945.40
     Class B-1 Base Principal Distribution paid                                           153,945.40
                                                                                      --------------
       Class B-1 Base Principal Distribution remaining unpaid                                     -
       Class B-1 Note Principal Balance after distribution on Payment Date              3,437,220.97

  REMAINING AVAILABLE FUNDS                                                               250,762.74

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                      1,795,582.86
     Class B-2 Base Principal Distribution due                                             76,972.69
     Class B-2 Base Principal Distribution paid                                            76,972.69
                                                                                      --------------
       Class B-2 Base Principal Distribution remaining unpaid                                     -
       Class B-2 Note Principal Balance after distribution on Payment Date              1,718,610.17
  REMAINING AVAILABLE FUNDS                                                               173,790.05

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2000


CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                      3,591,166.38
     Class B-3 Base Principal Distribution due                                            153,945.40
     Class B-3 Base Principal Distribution paid                                           153,945.40
                                                                                      --------------
       Class B-3 Base Principal Distribution remaining unpaid                                     -
       Class B-3 Note Principal Balance after distribution on Payment Date              3,437,220.98
  REMAINING AVAILABLE FUNDS                                                                19,844.65
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                                  -
     Remaining Indenture Trustee Expenses paid                                                    -
                                                                                      --------------
       Remaining Indenture Trustee Expenses unpaid                                                -
  REMAINING AVAILABLE FUNDS                                                                19,844.65
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                     -
     Other Amounts Due Servicer under Servicing Agreement paid                                    -
                                                                                      --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                        -
  REMAINING AVAILABLE FUNDS                                                                19,844.65
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                          19,844.65

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                  182,250,095.03
      ADCPB, end of Collection Period                                        174,783,743.11
                                                                             --------------
      Base Principal Amount                                                    7,466,351.92

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period          3,498,808.19
      Servicing Advances collected during the current Collection Period        3,498,808.19
                                                                             --------------
        Unreimbursed Servicing Advances as of current Determination Date            --


CALCULATION OF INTEREST DUE

                   Beginning                      Current                    Total
                   Principal        Interest      Interest    Overdue       Interest
  Class             Balance           Rate          Due       Interest        Due
  -----        ----------------     --------     ----------   --------     ----------
Class A-1               --            5.2150%       --           --           --
Class A-2         41,996,062.42       5.4900%    192,131.99      --        192,131.99
Class A-3         52,510,447.00       5.4500%    238,484.95      --        238,484.95
Class A-4         70,687,140.00       5.6280%    331,522.69      --        331,522.69
Class B-1          3,591,166.38       7.3400%     21,965.97      --         21,965.97
Class B-2          1,795,582.86       9.5100%     14,229.99      --         14,229.99
Class B-3          3,591,166.38       6.2420%     18,680.05      --         18,680.05
               ----------------     --------     ----------   -------      ----------
                 174,171,565.03       5.6290%    817,015.63      --        817,015.63


CALCULATION OF PRINCIPAL DUE


                Base            Base                           Total
              Principal      Principal        Overdue        Principal
 Class       Amount Pct.       Amount        Principal          Due
 -----      ------------   -------------     ---------     -------------
Class A       94.845%       7,081,488.43          --        7,081,488.43
Class B-1      2.062%         153,945.40          --          153,945.40
Class B-2      1.031%          76,972.69          --           76,972.69
Class B-3      2.062%         153,945.40          --          153,945.40
                           -------------     ---------     -------------
                            7,466,351.92          --        7,466,351.92


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                               182,250,095.03
      Servicer Fee Rate                                                                             0.500%
      One-twelfth                                                                                    1/12
                                                                                       ------------------
      Servicer Fee due current period                                                           75,937.54
      Prior Servicer Fee arrearage                                                                  --
                                                                                        ------------------
      Servicer Fee due                                                                          75,937.54

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2000


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period           165,193,649.42
      Premium Rate                                                                                  0.140%
      One-twelfth                                                                                    1/12
                                                                                       ------------------
      Premium Amount due Current Period                                                         19,272.59
      Prior Premium Amount arrearage                                                                --
                                                                                       ------------------
        Total Premium Amount due                                                                19,272.59

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                     416.67
      Prior Indenture Trustee Fee arrearage                                                         --
                                                                                       ------------------
      Total Indenture Trustee Fee due                                                              416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                --
      Prior Indenture Trustee Expenses arrearage                                                    --
                                                                                       ------------------
      Total Indenture Trustee Expenses due                                                          --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                         --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                        --
                                                                                       ------------------
      Total Other Amounts Due Servicer under Servicing Agreement                                    --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JANUARY 1, 2000


RESTRICTING EVENT DETERMINATION:

                                                                                                                        Yes/No
                                                                                                                        ------
     A) Event of Servicer Termination (Yes/No)                                                                            No
     B) Note Insurer has Made a Payment (Yes/No)                                                                          No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                                      No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                                   No


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                        Yes/No
                                                                                                                        ------
     A) Failure to distribute to the Noteholders all or part of any payment of
        Interest required to be made under the terms of such Notes or the
        Indenture when due; and,                                                                                          No
     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the
        Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the
        Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the Class A-3 Maturity
        Date,the Class A-4 Maturity Date, the Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
        Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
        Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as
        the case may be.                                                                                                  No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


       Section                                                         Event                                            Yes/No
     ----------  ---------------------------------------------------------------------------------------------------    ------
     6.01(i)     Failure to make payment required                                                                         No
     6.01(ii)    Failure to submit Monthly Statement                                                                      No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                      No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                            No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                                       No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days     No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                                No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.                             No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JANUARY 1, 2000

Available Amount to Note Holders:                                                                       11,216,950.09

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)        Initial Unpaid Amounts inadvertantly deposited in Collection Account                                    --
(ii)       Indemnity Payments paid inadvertantly deposited in Collection Account                                   --
(iii)      Aggregate of:
             (a) Unreimbursed Servicer Advances                                                             34,683.42
             (b) Servicer Fees from current and prior Collection Period                                     93,496.09
             (c) Servicing Charges inadvertantly deposited in Collection Account                                   --
(iv)       Premium Amount due on Payment Date and unpaid Premium Amounts                                    23,840.49
(v)        Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                         416.67
(vi)       Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                            -
(vii)      Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                        69,899.19
             Class A-2 Note Interest                                                                       260,047.14
             Class A-3 Note Interest                                                                       221,916.32
             Class A-4 Note Interest                                                                       401,672.54
(viii)     Class B-1 Note Interest                                                                          24,469.82
(ix)       Class B-2 Note Interest                                                                          18,491.19
(x)        Class B-3 Note Interest                                                                          14,641.17
(xi)       Class A Base Principal Distribution Amount plus Class A Overdue Principal
             Class A-1 Principal Distribution Amount                                                     9,570,425.74
             Class A-2 Principal Distribution Amount                                                                -
             Class A-3 Principal Distribution Amount                                                                -
             Class A-4 Principal Distribution Amount                                                                -
(xii)      Note Insurer Reimbursement Amount                                                                        -
(xiii)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                   208,052.75
(xiv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                   104,026.38
(xv)       Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                   130,032.97
(xvi)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                            -
(xvii)     Other Amounts Due Servicer under Servicing Agreement                                                     -
(xviii)    Remaining Amount to Residual Holder                                                              40,838.23



                      Reviewed By:



-------------------------------------------------------------------------------
E. Roger Gebhart
Executive Vice President & Treasurer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JANUARY 1, 2000





                    Initial         Beginning         Base        Additional     Total             Ending              Ending
                   Principal        Principal       Principal     Principal     Principal         Principal          Certificate
    Class           Balance          Balance      Distribution   Distribution  Distribution        Balance              Factor
------------     -------------    -------------   ------------   ------------  ------------       ------------         ----------
Class A-1        70,688,994.00    14,900,525.26    9,570,425.74       --       9,570,425.74       5,330,099.52         0.0754021
Class A-2        57,258,085.00    57,258,085.00         --            --            --           57,258,085.00         1.0000000
Class A-3        48,068,516.00    48,068,516.00         --            --            --           48,068,516.00         1.0000000
Class A-4        84,119,903.00    84,119,903.00         --            --            --           84,119,903.00         1.0000000
                --------------   --------------    ------------     ------     ------------     --------------         ---------
 Total Class A  260,135,498.00   204,347,029.26    9,570,425.74       --       9,570,425.74     194,776,603.52         0.7487506
Class B-1         5,655,120.00     4,442,327.10      208,052.75       --         208,052.75       4,234,274.35         0.7487506
Class B-2         2,827,560.00     2,221,163.55      104,026.38       --         104,026.38       2,117,137.17         0.7487506
Class B-3         3,534,450.00     2,776,454.44      130,032.97       --         130,032.97       2,646,421.47         0.7487506
                --------------   --------------    ------------     ------     ------------     --------------         ---------

  Total         272,152,628.00   213,786,974.35   10,012,537.84       --      10,012,537.84     203,774,436.51


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2000

AVAILABLE FUNDS
     Collection Account balance, as of December 31, 1999                                    3,867,817.65
     Investment earnings on amounts in Collection Account                                      12,022.28
     Payments due Collection Account from last 3 business days of Collection Period           663,509.55
     Additional contribution for terminated trade-ups and rebooked leases                          --
     Servicer Advance on current Determination Date                                         6,673,600.61
                                                                                           -------------
       Available Funds on Payment Date                                                     11,216,950.09
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                               --
                                                                                           -------------
     REMAINING AVAILABLE FUNDS                                                             11,216,950.09
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                              --
                                                                                           -------------
     REMAINING AVAILABLE FUNDS                                                             11,216,950.09
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                        34,683.42
     Unreimbursed Servicer Advances paid                                                       34,683.42
                                                                                           -------------
      Unreimbursed Servicer Advances remaining unpaid                                              --
                                                                                           -------------
 REMAINING AVAILABLE FUNDS                                                                 11,182,266.67
SERVICER FEES
     Servicer Fees due                                                                         93,496.09
     Servicer Fees paid                                                                        93,496.09
                                                                                           -------------
      Servicer Fees remaining unpaid                                                               --
                                                                                           -------------
 REMAINING AVAILABLE FUNDS                                                                 11,088,770.58
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                     --
                                                                                           -------------
 REMAINING AVAILABLE FUNDS                                                                 11,088,770.58
PREMIUM AMOUNT
     Premium Amount due                                                                        23,840.49
     Premium Amount paid                                                                       23,840.49
                                                                                           -------------
      Premium Amount remaining unpaid                                                              --

 REMAINING AVAILABLE FUNDS                                                                 11,064,930.09
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                    416.67
     Indenture Trustee Fee paid                                                                   416.67
                                                                                           -------------
      Indenture Trustee Fee remaining unpaid                                                       --
                                                                                           -------------
REMAINING AVAILABLE FUNDS                                                                  11,064,513.43


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2000


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
        Total Indenture Trustee Expenses due                                                   --
        Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                              75,000.00
                                                                                   --------------
        Total Indenture Trustee Expenses paid                                                  --
                                                                                   --------------
         Indenture Trustee Expenses unpaid                                                     --

  REMAINING AVAILABLE FUNDS                                                         11,064,513.43
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
        Class A-1 Note Interest                                                         69,899.19
        Class A-2 Note Interest                                                        260,047.14
        Class A-3 Note Interest                                                        221,916.32
        Class A-4 Note Interest                                                        401,672.54
                                                                                   --------------
         Total Class A Interest due                                                    953,535.18
                                                                                   --------------
  REMAINING AVAILABLE FUNDS                                                         10,110,978.25
CLASS B-1 NOTE INTEREST

        Class B-1 Note Interest due                                                     24,469.82
        Class B-1 Note Interest paid                                                    24,469.82
                                                                                   --------------
         Class B-1 Note Interest remaining unpaid                                              --
                                                                                   --------------
  REMAINING AVAILABLE FUNDS                                                         10,086,508.43
CLASS B-2 NOTE INTEREST
        Class B-2 Note Interest due                                                     18,491.19
        Class B-2 Note Interest paid                                                    18,491.19
                                                                                   --------------
         Class B-2 Note Interest remaining unpaid                                              --
                                                                                   --------------
  REMAINING AVAILABLE FUNDS                                                         10,068,017.24
CLASS B-3 NOTE INTEREST
        Class B-3 Note Interest due                                                     14,641.17
        Class B-3 Note Interest paid                                                    14,641.17
                                                                                   --------------
         Class B-3 Note Interest remaining unpaid                                              --
                                                                                   --------------
  REMAINING AVAILABLE FUNDS                                                         10,053,376.07
CLASS A BASE PRINCIPAL DISTRIBUTION
        Class A Base Principal Distribution Amount due                               9,570,425.74
        Class A Note Principal Balance as of preceding Payment Date                204,347,029.26
                                                                                   --------------
        Class A Base Principal Distribution Amount paid                              9,570,425.74
                                                                                   --------------
         Class A Base Principal Distribution Amount remaining unpaid                           --

        Class A-1 Note Principal Balance as of preceding Payment Date               14,900,525.26
        Class A-1 Base Principal Distribution Amount paid                            9,570,425.74
                                                                                   --------------
         Class A-1 Note Principal Balance after distribution on Payment Date         5,330,099.52
                                                                                   --------------

        Remaining Class A Base Principal Distribution Amount                                   --
                                                                                   --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2000

        Class A-2 Note Principal Balance as of preceding Payment Date                57,258,085.00
        Class A-2 Base Principal Distribution Amount paid                                       --
                                                                                     -------------
          Class A-2 Note Principal Balance after distribution on Payment Date        57,258,085.00

        Remaining Class A Base Principal Distribution Amount                                    --
                                                                                     -------------

        Class A-3 Note Principal Balance as of preceding Payment Date                48,068,516.00
        Class A-3 Base Principal Distribution Amount paid                                       --
                                                                                     -------------
          Class A-3 Note Principal Balance after distribution on Payment Date        48,068,516.00

        Remaining Class A Base Principal Distribution Amount                                    --
                                                                                     -------------

        Class A-4 Note Principal Balance as of preceding Payment Date                84,119,903.00
        Class A-4 Base Principal Distribution Amount paid                                       --
                                                                                     -------------
        Class A-4 Note Principal Balance after distribution on Payment Date          84,119,903.00

  REMAINING AVAILABLE FUNDS                                                             482,950.33

NOTE INSURER REIMBURSEMENT AMOUNT
        Note Insurer Reimbursement Amount due                                                   --
        Note Insurer Reimbursement Amount paid                                                  --
                                                                                     -------------
        Note Insurer Reimbursement Amount remaining unpaid                                      --
  REMAINING AVAILABLE FUNDS                                                             482,950.33

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
        Class B-1 Note Principal Balance as of preceding Payment Date                 4,442,327.10
        Class B-1 Base Principal Distribution due                                       208,052.75
        Class B-1 Base Principal Distribution paid                                      208,052.75
                                                                                     -------------
          Class B-1 Base Principal Distribution remaining unpaid                                --
          Class B-1 Note Principal Balance after distribution on Payment Date         4,234,274.35

  REMAINING AVAILABLE FUNDS                                                             274,897.58

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
        Class B-2 Note Principal Balance as of preceding Payment Date                 2,221,163.55
        Class B-2 Base Principal Distribution due                                       104,026.38
        Class B-2 Base Principal Distribution paid                                      104,026.38
                                                                                     -------------
          Class B-2 Base Principal Distribution remaining unpaid                                --
          Class B-2 Note Principal Balance after distribution on Payment Date         2,117,137.17
REMAINING AVAILABLE FUNDS                                                               170,871.20

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2000

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
        Class B-3 Note Principal Balance as of preceding Payment Date                2,776,454.44
        Class B-3 Base Principal Distribution due                                      130,032.97
        Class B-3 Base Principal Distribution paid                                     130,032.97
                                                                                     ------------
        Class B-3 Base Principal Distribution remaining unpaid                                 --
        Class B-3 Note Principal Balance after distribution on Payment Date          2,646,421.47
  REMAINING AVAILABLE FUNDS                                                             40,838.23
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
        Indenture Trustee Expenses unpaid per above                                            --
        Remaining Indenture Trustee Expenses paid                                              --
                                                                                     ------------
          Remaining Indenture Trustee Expenses unpaid                                          --
  REMAINING AVAILABLE FUNDS                                                             40,838.23
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
        Other Amounts Due Servicer under Servicing Agreement due                               --
        Other Amounts Due Servicer under Servicing Agreement paid                              --
                                                                                     ------------
        Other Amounts Due Servicer under Servicing Agreement remaining unpaid                  --
  REMAINING AVAILABLE FUNDS                                                             40,838.23
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                       40,838.23

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
         ADCPB, beginning of Collection Period                                                              224,390,612.44
         ADCPB, end of Collection Period                                                                    214,378,074.60
                                                                                                           ---------------
           Base Principal Amount                                                                             10,012,537.84

UNREIMBURSED SERVICING ADVANCES
         Unreimbursed Servicing Advances from previous Collection Period                                      5,011,558.47
         Servicing Advances collected during the current Collection Period                                    4,976,875.05
                                                                                                           ---------------
           Unreimbursed Servicing Advances as of current Determination Date                                      34,683.42

CALCULATION OF INTEREST DUE
                                     Beginning                                               Current             Total
                                     Principal           Interest          Interest          Overdue           Interest
           Class                      Balance              Rate               Due            Interest             Due
    --------------------           -------------      -------------      -------------     -------------     -------------
         Class A-1                 14,900,525.26             4.9670%         69,899.19                --         69,899.19
         Class A-2                 57,258,085.00             5.4500%        260,047.14                --        260,047.14
         Class A-3                 48,068,516.00             5.5400%        221,916.32                --        221,916.32
         Class A-4                 84,119,903.00             5.7300%        401,672.54                --        401,672.54
         Class B-1                  4,442,327.10             6.6100%         24,469.82                --         24,469.82
         Class B-2                  2,221,163.55             9.9900%         18,491.19                --         18,491.19
         Class B-3                  2,776,454.44             6.3280%         14,641.17                --         14,641.17
    --------------------          --------------      -------------      -------------     -------------     -------------
                                  213,786,974.35             5.6756%      1,011,137.35                --      1,011,137.35

CALCULATION OF PRINCIPAL DUE

                                      Base                Base                                Total
                                    Principal           Principal           Overdue         Principal
          Class                     Amount Pct.          Amount            Principal           Due
    --------------------          --------------      -------------      -------------     -------------
         Class A                          95.584%      9,570,425.74                 --      9,570,425.74
         Class B-1                         2.078%        208,052.75                 --        208,052.75
         Class B-2                         1.039%        104,026.38                 --        104,026.38
         Class B-3                         1.299%        130,032.97                 --        130,032.97
                                                      -------------      -------------     -------------
                                                      10,012,537.84                 --     10,012,537.84

CALCULATION OF SERVICER FEE
         ADCPB as of the prior Calculation Date                                                               224,390,612.44
         Servicer Fee Rate                                                                                            0.500%
         One-twelfth                                                                                                    1/12
                                                                                                             ---------------
         Servicer Fee due current period                                                                           93,496.09
         Prior Servicer Fee arrearage                                                                                     --
                                                                                                             ---------------
         Servicer Fee due                                                                                          93,496.09

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2000



CALCULATION OF PREMIUM AMOUNT
         Class A Principal Amount as of the immediately preceding Collection Period                           204,347,029.26
         Premium Rate                                                                                                  0.140%
         One-twelfth                                                                                                    1/12
                                                                                                              --------------
         Premium Amount due Current Period                                                                         23,840.49
         Prior Premium Amount arrearage                                                                       --------------

         Total Premium Amount due                                                                                  23,840.49

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
         Indenture Trustee Fee (per Payment Date)                                                                     416.67
         Prior Indenture Trustee Fee arrearage                                                                            --
                                                                                                              --------------
         Total Indenture Trustee Fee due                                                                              416.67

INDENTURE TRUSTEE EXPENSES
         Indenture Trustee Expenses due                                                                                   --
         Prior Indenture Trustee Expenses arrearage                                                                       --
                                                                                                              --------------
         Total Indenture Trustee Expenses due                                                                             --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
         Other Amounts Due Servicer under Servicing Agreement - current period                                            --
         Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                           --
                                                                                                              --------------
         Total Other Amounts Due Servicer under Servicing Agreement                                                       --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JANUARY 1, 2000




RESTRICTING EVENT DETERMINATION:
                                                                                                                 Yes/No
                                                                                                                 ------
        A) Event of Servicer Termination (Yes/No)                                                                  No
        B) Note Insurer has Made a Payment (Yes/No)                                                                No
        C) Gross Charge Off Event has Occurred (Yes/No)                                                            No
        D) Delinquency Trigger Event has Occurred (Yes/No)                                                         No


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                                 Yes/No
                                                                                                                 ------
        A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such Notes or the
        Indenture when due; and,                                                                                   No

        B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
        Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date,
        the Class A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4
        Maturity Date, the Class B-1 Maturity Date, the Class B-2 Maturity Date,
        or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes,
        Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or
        Class B-3 Notes, as the case may be                                                                        No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

Section                       Event                                                                              Yes/No
---------    ---------------------------------------------------------------------------------                   ------
6.01(i)      Failure to make payment required                                                                      No
6.01(ii)     Failure to submit Monthly Statement                                                                   No
6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                                   No
6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                                         No
6.01(v)      Servicer files a voluntary petition for bankruptcy                                                    No
6.01(vi)     Petition under bankruptcy laws against Servicer is not stayed,
             withdrawn or dismissed within 60 days                                                                 No
6.01(vii)    Assignment by Servicer to a delegate its rights under Servicing
             Agreement                                                                                             No
6.01(viii)   Servicer Trigger Event as contained in the Insurance Agreement has occurred.                          No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JANUARY 1, 2000

Available Amount to Note Holders:                                                            5,344,600.38
Reserve Account balance, beginning                                                           1,751,034.78

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertantly deposited in Collection Account                        --
(ii)       Indemnity Payments paid inadvertantly deposited in Collection Account                       --
(iii)      Aggregate of:
             (a) Unreimbursed Servicer Advances                                                 15,036.95
             (b) Servicer Fees from current and prior Collection Period                         69,093.05
             (c) Servicing Charges inadvertantly deposited in Collection Account                       --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees             416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                               --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                           115,603.47
             Class A-2 Note Interest                                                           172,031.87
             Class A-3 Note Interest                                                           105,098.57
             Class A-4 Note Interest                                                           360,555.57
(vii)      Class B Note Interest                                                                82,327.82
(viii)     Class C Note Interest                                                                61,362.83
(ix)       Class D Note Interest                                                                18,732.42

(x)        Class A Base Principal Distribution Amount
             Class A-1 Principal Distribution Amount                                         4,330,492.67
             Class A-2 Principal Distribution Amount                                                   --
             Class A-3 Principal Distribution Amount                                                   --
             Class A-4 Principal Distribution Amount                                                   --
(xi)       Class B Base Principal Distribution Amount                                                  --
(xii)      Class C Base Principal Distribution Amount                                                  --
(xiii)     Class D Base Principal Distribution Amount                                                  --
(xv)       Class E Note Interest                                                                13,848.50
(xvi)      Class E Principal Distribution Amount                                                       --
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                               (0.00)
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)               --
(xx)       Remaining Amount to Residual Holder                                                         --


Reserve Account balance, ending                                                              1,751,034.78

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                 8,454.23

           Reviewed By:



           -----------------------------------------------------
           ROBERT J. HENCHEY
           PRESIDENT

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of December 31, 1999                                       1,684,343.65
     Investment earnings on amounts in Collection Account                                          6,843.26
     Payments due Collection Account from last 3 business days of Collection Period              261,286.83
     Additional contribution for terminated trade-ups and rebooked leases                             --
     Servicer Advance on current Determination Date                                            3,392,126.64
                                                                                            ---------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                           5,344,600.38
     Reserve Account balance                                                                   1,751,034.78
                                                                                            ---------------
     TOTAL AVAILABLE FUNDS                                                                     7,095,635.16

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                  --
                                                                                            ---------------
  REMAINING AVAILABLE FUNDS                                                                    7,095,635.16

Indemnity Payments paid inadvertantly deposited in Collection Account                                 --
                                                                                            ---------------
  REMAINING AVAILABLE FUNDS                                                                    7,095,635.16

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                           15,036.95
     Unreimbursed Servicer Advances paid                                                          15,036.95
                                                                                            ---------------
       Unreimbursed Servicer Advances remaining unpaid                                                --
                                                                                            ---------------
  REMAINING AVAILABLE FUNDS                                                                    7,080,598.21

SERVICER FEES
     Servicer Fees due                                                                            69,093.05
     Servicer Fees paid                                                                           69,093.05
                                                                                            ---------------
       Servicer Fees remaining unpaid                                                                 --
                                                                                            ---------------
  REMAINING AVAILABLE FUNDS                                                                    7,011,505.16

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                        --
                                                                                            ---------------
  REMAINING AVAILABLE FUNDS                                                                    7,011,505.16

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                       416.67
     Indenture Trustee Fee paid                                                                      416.67
                                                                                            ---------------
       Indenture Trustee Fee remaining unpaid                                                         --
                                                                                            ---------------
  REMAINING AVAILABLE FUNDS                                                                    7,011,088.49

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                             --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                           75,000.00
                                                                                            ---------------
     Total Indenture Trustee Expenses paid                                                            --
                                                                                            ---------------
       Indenture Trustee Expenses unpaid                                                              --
  REMAINING AVAILABLE FUNDS                                                                    7,011,088.49

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2000


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                     115,603.47
     Class A-2 Note Interest                                                                     172,031.87
     Class A-3 Note Interest                                                                     105,098.57
     Class A-4 Note Interest                                                                     360,555.57
     Total Class A Interest due                                                                  753,289.48
                                                                                            ---------------
  REMAINING AVAILABLE FUNDS                                                                    6,257,799.01

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                    82,327.82
     Class B Note Interest paid                                                                   82,327.82
                                                                                            ---------------
       Class B Note Interest remaining unpaid                                                         --
                                                                                            ---------------
  REMAINING AVAILABLE FUNDS                                                                    6,175,471.19

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                    61,362.83
     Class C Note Interest paid                                                                   61,362.83
                                                                                            ---------------
       Class C Note Interest remaining unpaid                                                         --
                                                                                            ---------------
  REMAINING AVAILABLE FUNDS                                                                    6,114,108.36

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                    18,732.42
     Class D Note Interest paid                                                                   18,732.42
                                                                                            ---------------
       Class D Note Interest remaining unpaid                                                         --
                                                                                            ---------------
  REMAINING AVAILABLE FUNDS                                                                    6,095,375.94

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                            4,226,560.85
     Class A Note Principal Balance as of preceding Payment Date                             134,304,699.08
                                                                                            ---------------
     Class A Base Principal Distribution Amount paid                                           4,226,560.85
                                                                                            ---------------
       Class A Base Principal Distribution Amount remaining unpaid                                    --
     Class A-1 Note Principal Balance as of preceding Payment Date                            21,538,059.08
     Class A-1 Base Principal Distribution Amount paid                                         4,226,560.85
                                                                                            ---------------
       Class A-1 Note Principal Balance after distribution                                    17,311,498.23
                                                                                            ---------------
     Remaining Class A Base Principal Distribution Amount                                             --
                                                                                            ---------------
     Class A-2 Note Principal Balance as of preceding Payment Date                            31,956,385.00
     Class A-2 Base Principal Distribution Amount paid                                                --
                                                                                            ---------------
       Class A-2 Note Principal Balance after distribution                                    31,956,385.00
     Remaining Class A Base Principal Distribution Amount                                             --
                                                                                            ---------------
     Class A-3 Note Principal Balance as of preceding Payment Date                            18,823,624.00
     Class A-3 Base Principal Distribution Amount paid                                                --
                                                                                            ---------------
       Class A-3 Note Principal Balance after distribution                                    18,823,624.00
     Remaining Class A Base Principal Distribution Amount                                             --
                                                                                            ---------------
     Class A-4 Note Principal Balance as of preceding Payment Date                            61,986,631.00
     Class A-4 Base Principal Distribution Amount paid                                                --
                                                                                            ---------------
       Class A-4 Note Principal Balance after distribution                                    61,986,631.00
  REMAINING AVAILABLE FUNDS                                                                    1,868,815.10

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2000


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                              13,570,520.00
     Class B Base Principal Distribution due                                                          --
     Class B Base Principal Distribution paid                                                         --
                                                                                            ---------------
       Class B Base Principal Distribution remaining unpaid                                           --
       Class B Note Principal Balance after distribution on Payment Date                      13,570,520.00
  REMAINING AVAILABLE FUNDS                                                                    1,868,815.10

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                               9,192,933.00
     Class C Base Principal Distribution due                                                          --
     Class C Base Principal Distribution paid                                                         --
                                                                                            ---------------
       Class C Base Principal Distribution remaining unpaid                                           --
       Class C Note Principal Balance after distribution on Payment Date                       9,192,933.00
  REMAINING AVAILABLE FUNDS                                                                    1,868,815.10

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                               2,188,793.00
     Class D Base Principal Distribution due                                                          --
     Class D Base Principal Distribution paid                                                         --
                                                                                            ---------------
       Class D Base Principal Distribution remaining unpaid                                           --
       Class D Note Principal Balance after distribution on Payment Date                       2,188,793.00
  REMAINING AVAILABLE FUNDS                                                                    1,868,815.10

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                    17,311,498.23
     Class A-1 Reallocated Principal Distribution                                                     --
                                                                                            ---------------
       Class A-1 Note Principal Balance after Reallocation                                    17,311,498.23
  Remaining Available Funds                                                                    1,868,815.10
                                                                                            ---------------
     Class A-2 Note Principal Balance after Base Principal                                    31,956,385.00
     Class A-2 Reallocated Principal Distribution                                                     --
                                                                                            ---------------
       Class A-2 Note Principal Balance after Reallocation                                    31,956,385.00
  Remaining Available Funds                                                                    1,868,815.10
                                                                                            ---------------
     Class A-3 Note Principal Balance after Base Principal                                    18,823,624.00
     Class A-3 Reallocated Principal Distribution                                                     --
                                                                                            ---------------
       Class A-3 Note Principal Balance after Reallocation                                    18,823,624.00
  Remaining Available Funds                                                                    1,868,815.10
                                                                                            ---------------
     Class A-4 Note Principal Balance after Base Principal                                    61,986,631.00
     Class A-4 Reallocated Principal Distribution                                                     --
                                                                                            ---------------
       Class A-4 Note Principal Balance after Reallocation                                    61,986,631.00
  REMAINING AVAILABLE FUNDS                                                                    1,868,815.10

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                      13,570,520.00
     Class B Reallocated Principal Distribution paid                                                  --
                                                                                            ---------------
       Class B Note Principal Balance after Reallocation                                      13,570,520.00
  REMAINING AVAILABLE FUNDS                                                                    1,868,815.10

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2000


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                       9,192,933.00
     Class C Reallocated Principal Distribution paid                                                  --
                                                                                            ---------------
       Class C Note Principal Balance after Reallocation                                       9,192,933.00
  REMAINING AVAILABLE FUNDS                                                                    1,868,815.10

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                       2,188,793.00
     Class D Reallocated Principal Distribution paid                                                  --
       Class D Note Principal Balance after Reallocation                                       2,188,793.00
  REMAINING AVAILABLE FUNDS                                                                    1,868,815.10

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                    13,848.50
     Class E Note Interest paid                                                                   13,848.50
                                                                                            ---------------
       Class E Note Interest remaining unpaid                                                         --
                                                                                            ---------------
  REMAINING AVAILABLE FUNDS                                                                    1,854,966.60

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                               2,363,897.00
     Class E Base Principal Distribution due                                                          --
     Class E Base Principal Distribution paid                                                         --
                                                                                            ---------------
       Class E Base Principal Distribution remaining unpaid                                           --
       Class E Note Principal Balance after distribution on Payment Date                       2,363,897.00
  REMAINING AVAILABLE FUNDS                                                                    1,854,966.60

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                       2,363,897.00
     Class E Reallocated Principal Distribution paid                                                  --
       Class E Note Principal Balance after Reallocation                                       2,363,897.00
  REMAINING AVAILABLE FUNDS                                                                    1,854,966.60

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                             17,311,498.23
     Class A-1 Supplemental Principal Distribution                                               103,931.82
                                                                                            ---------------
       Class A-1 Note Principal Balance after Supplemental                                    17,207,566.41
  Remaining Available Funds                                                                    1,751,034.78
                                                                                            ---------------
     Class A-2 Note Principal Balance after Reallocated Principal                             31,956,385.00
     Class A-2 Supplemental Principal Distribution                                                    --
                                                                                            ---------------
       Class A-2 Note Principal Balance after Supplemental                                    31,956,385.00
  Remaining Available Funds                                                                    1,751,034.78
                                                                                            ---------------
     Class A-3 Note Principal Balance after Reallocated Principal                             18,823,624.00
     Class A-3 Supplemental Principal Distribution                                                    --
                                                                                            ---------------
       Class A-3 Note Principal Balance after Supplemental                                    18,823,624.00
  Remaining Available Funds                                                                    1,751,034.78
                                                                                            ---------------
     Class A-4 Note Principal Balance after Reallocated Principal                             61,986,631.00
     Class A-4 Supplemental Principal Distribution                                                    --
                                                                                            ---------------
       Class A-4 Note Principal Balance after Supplemental                                    61,986,631.00
  REMAINING AVAILABLE FUNDS                                                                    1,751,034.78

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2000


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                               13,570,520.00
     Class B Supplemental Principal Distribution paid                                                 --
                                                                                            ---------------
       Class B Note Principal Balance after Supplemental                                      13,570,520.00
  REMAINING AVAILABLE FUNDS                                                                    1,751,034.78

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                                9,192,933.00
     Class C Supplemental Principal Distribution paid                                                 --
                                                                                            ---------------
       Class C Note Principal Balance after Supplemental                                       9,192,933.00
  REMAINING AVAILABLE FUNDS                                                                    1,751,034.78

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                                2,188,793.00
     Class D Supplemental Principal Distribution paid                                                 --
                                                                                            ---------------
       Class D Note Principal Balance after Supplemental                                       2,188,793.00
  REMAINING AVAILABLE FUNDS                                                                    1,751,034.78

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                                2,363,897.00
     Class E Supplemental Principal Distribution paid                                                 --
                                                                                            ---------------
       Class E Note Principal Balance after Supplemental                                       2,363,897.00
  REMAINING AVAILABLE FUNDS                                                                    1,751,034.78

RESERVE FUND
     Required Reserve Fund Amount                                                              1,751,034.78
     Reserve Account Balance, Ending                                                           1,751,034.78
     Reserve Account Deposit/(Withdrawal)                                                             (0.00)
                                                                                            ---------------
  REMAINING AVAILABLE FUNDS                                                                           --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                      --
     Remaining Indenture Trustee Expenses paid                                                        --
                                                                                            ---------------
       Remaining Indenture Trustee Expenses unpaid                                                    --
  REMAINING AVAILABLE FUNDS                                                                           --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                            --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2000

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                  165,823,325.08
      ADCPB, end of Collection Period                                                        161,492,832.41
                                                                                            ---------------
        Base Principal Amount                                                                  4,330,492.67

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                          2,330,680.89
      Servicing Advances collected during the current Collection Period                        2,315,643.94
                                                                                            ---------------
        Unreimbursed Servicing Advances as of current Determination Date                          15,036.95


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                 165,823,325.08
      Servicer Fee Rate                                                                                0.500%
      One-twelfth                                                                                      1/12
                                                                                            ---------------
      Servicer Fee due current period                                                             69,093.05
      Prior Servicer Fee arrearage                                                                    --
                                                                                            ---------------
      Servicer Fee due                                                                            69,093.05


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                       416.67
      Prior Indenture Trustee Fee arrearage                                                           --
                                                                                            ---------------
      Total Indenture Trustee Fee due                                                                416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                  --
      Prior Indenture Trustee Expenses arrearage                                                      --
                                                                                            ---------------
      Total Indenture Trustee Expenses due                                                            --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                           --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                          --
                                                                                            ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                      --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
      Current                                                                                157,720,437.75
        31 - 60 days past due                                                                  1,561,070.45
        61 - 90 days past due                                                                  1,221,050.21
        91+ days past due                                                                        990,274.00
                                                                                             161,492,832.40

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JANUARY 1, 2000


INTEREST PAYMENTS TO NOTEHOLDERS

                                Beginning
                 Initial        of Period           Interest                      Interest
   Class         Balance         Balance              Rate       Interest Due      Paid
--------------------------------------------------------------------------------------------
    A-1        30,818,212.00   21,538,059.08          5.855%      115,603.47     115,603.47
    A-2        31,956,385.00   31,956,385.00          6.460%      172,031.87     172,031.87
    A-3        18,823,624.00   18,823,624.00          6.700%      105,098.57     105,098.57
    A-4        61,986,631.00   61,986,631.00          6.980%      360,555.57     360,555.57
--------------------------------------------------------------------------------------------
  Class A     143,584,852.00  134,304,699.08                      753,289.48     753,289.48
--------------------------------------------------------------------------------------------
     B         13,570,520.00   13,570,520.00          7.280%       82,327.82      82,327.82
     C          9,192,933.00    9,192,933.00          8.010%       61,362.83      61,362.83
     D          2,188,793.00    2,188,793.00         10.270%       18,732.42      18,732.42
     E          2,363,897.00    2,363,897.00          7.030%       13,848.50      13,848.50
--------------------------------------------------------------------------------------------
Total Notes   170,900,995.00  161,620,842.08                      929,561.04     929,561.04
--------------------------------------------------------------------------------------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning       (Monthly)     (Reallocated)   (Supplemental)     Total            End           Ending
                of Period       Principal       Principal       Principal      Principal       of Period     Certificate
   Class         Balance           Paid            Paid            Paid           Paid          Balance         Factor
--------------------------------------------------------------------------------------------------------------------------
    A-1        21,538,059.08    4,226,560.85            0.00      103,931.82   4,330,492.67    17,207,566.41    0.5583571
    A-2        31,956,385.00            0.00            0.00            0.00           0.00    31,956,385.00    1.0000000
    A-3        18,823,624.00            0.00            0.00            0.00           0.00    18,823,624.00    1.0000000
    A-4        61,986,631.00            0.00            0.00            0.00           0.00    61,986,631.00    1.0000000
-------------------------------------------------------------------------------------------------------------
  Class A     134,304,699.08    4,226,560.85            0.00      103,931.82   4,330,492.67   129,974,206.41
-------------------------------------------------------------------------------------------------------------
     B         13,570,520.00            0.00            0.00            0.00           0.00    13,570,520.00    1.0000000
     C          9,192,933.00            0.00            0.00            0.00           0.00     9,192,933.00    1.0000000
     D          2,188,793.00            0.00            0.00            0.00           0.00     2,188,793.00    1.0000000
     E          2,363,897.00            0.00            0.00            0.00           0.00     2,363,897.00    1.0000000
-------------------------------------------------------------------------------------------------------------
Total Notes   161,620,842.08    4,226,560.85            0.00      103,931.82   4,330,492.67   157,290,349.41
-------------------------------------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JANUARY 1, 2000

PRINCIPAL PAYMENT CALCULATION

                                   Investor        Investor        Investor                      Supplemental
                   (defined)        Monthly       Reallocated    Supplemental       Total         Percentage
                     Class         Principal       Principal       Principal      Principal      of Principal
   Class          Percentage        Amount          Amount          Amount          Amount        Allocated
-------------------------------------------------------------------------------------------------------------
     A                82.00%    4,226,560.85            0.00      103,931.82   4,330,492.67           84.02%
     B                 7.75%            0.00            0.00            0.00           0.00            7.94%
     C                 5.25%            0.00            0.00            0.00           0.00            5.38%
     D                 1.25%            0.00            0.00            0.00           0.00            1.28%
     E                 1.35%            0.00            0.00            0.00           0.00            1.38%
-------------------------------------------------------------------------------------------------------------
                                4,226,560.85            0.00      103,931.82   4,330,492.67          100.00%
-------------------------------------------------------------------------------------------------------------


FLOOR CALCULATION

                  Class        Floor Hit?        Floored
   Class         Floors           (Y/N)        Prin Amount
-------------------------------------------------------------
     A                                             N/A
     B             --              No               --
     C             --              No               --
     D             --              No               --
     E             --              No               --
-------------------------------------------------------------


(Retained) Certificate Balance  4,202,483.00
Initial OC Percentage                  2.40%

Overcollateralization Balance (prior)           4,202,483.00
Overcollateralization Balance (current)         4,202,483.00
Cumulative Loss Amount                                  0.00
Available Funds+Collection Account-Servicing    7,011,088.49

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JANUARY 1, 2000


RESTRICTING EVENT DETERMINATION:

                                                                                                          Yes/No
                                                                                                          ------
    A) Event of Servicer Termination (Yes/No)                                                               No
    B) Note Insurer has Made a Payment (Yes/No)                                                             No
    C) Gross Charge Off Event has Occurred (Yes/No)                                                         No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                          Yes/No
                                                                                                          ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                         No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class
     A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity
     Date, the Class B Maturity Date, the Class C Maturity Date, the Class D
     Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2
     Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes,
     Class D Notes, or Class E Notes, as the case may be.                                                   No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                           Event                                                               Yes/No
     -------                           -----                                                               ------
     6.01(i)      Failure to make payment, deposit, transfer, or delivery
                  required                                                                                  No

     6.01(ii)     Failure to submit Monthly Statement                                                       No

     6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                       No

     6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                             No

     6.01(v)      Servicer files a voluntary petition for bankruptcy                                        No

     6.01(vi)     Petition under bankruptcy laws against Servicer is not stayed,
                  withdrawn or dismissed within 60 days                                                     No

     6.01(vii)    Assignment by Servicer to a delegate its rights under
                  Servicing Agreement                                                                       No